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                              The Right Start, Inc.
                   Unaudited Proforma Combined Balance Sheets
                              As of August 4, 2001

                                     ASSETS

                                      The Right Start, Inc.Zany Brainy, Inc.Targoff-RS, LLC Pro Forma Adjustments Pro Forma Combined
                                       -------------------  ---------------- --------------  -----------------     ----------------

Current assets:
    Cash and cash equivalents                   $ 229,000       $ 3,980,000       $ 41,000       $ 11,919,000  d       $ 6,690,000
                                                                                                    5,500,000  e
                                                                                                    4,900,000  f
                                                                                                   43,581,000  g
                                                                                                  (63,460,000) n
    Accounts and other receivables, net           891,000         4,799,000         96,000                               5,786,000
    Merchandise inventories, net                8,638,000       100,120,000              -         (5,165,000) m       100,893,000
                                                                                                   (2,700,000) t
    Other current assets                        1,335,000        21,064,000         37,000                              22,436,000
                                       -------------------  ---------------- --------------  -----------------     ----------------

       Total current assets                    11,093,000       129,963,000        174,000         (5,425,000)         135,805,000

Noncurrent assets:
    Property and equipment, net                 8,948,000        59,023,000        820,000        (59,023,000) s         9,768,000
    Deferred income tax asset                   1,400,000                 -              -                               1,400,000
    Intangibles                                         -                 -      1,606,000          1,396,000  a         3,102,000
                                                                                                      100,000  c

    Investment in subsidiaries                                                                      3,245,000  h                 -
                                                                                                    7,500,000  ii
                                                                                                      600,000  j
                                                                                                  (94,068,000) k
                                                                                                    5,165,000  m
                                                                                                   61,924,000  s
                                                                                                    2,700,000  t
                                                                                                    1,000,000  o
                                                                                                   11,934,000  s

    Other assets, net                             181,000         2,901,000              -         (2,901,000) s         5,081,000
                                                                                                    4,900,000  r
                                       -------------------  ---------------- --------------  -----------------     ----------------

                                             $ 21,622,000     $ 191,887,000    $ 2,600,000      $ (60,953,000)       $ 155,156,000

                                       ===================  ================ ==============     ==============     ================


 LIABILITIES AND SHAREHOLDERS' EQUITY

                                      The Right Start, Inc.Zany Brainy, Inc.Targoff-RS, LLC Pro Forma Adjustments Pro Forma Combined
                                       -------------------  ---------------- --------------  -----------------     ----------------


Current liabilities:
    Accounts payable and accrued expenses     $ 8,361,000      $ 40,214,000            $ -       $ (8,755,000) n      $ 42,020,000
                                                                                                      100,000  c
                                                                                                      600,000  j
                                                                                                    1,000,000  o
                                                                                                      500,000  u

    Short term notes payables                                                                       7,500,000  ii        7,500,000
    Line of credit                                      -        54,705,000              -         43,581,000  g        43,581,000
                                                                                                  (54,705,000) n


    Current portion of long-term debt                   -                 -      2,600,000         (2,600,000) a                 -
    Capitalized lease obligations                       -                 -              -          1,098,000  l         1,098,000
                                       -------------------  ---------------- --------------  -----------------     ----------------

       Total current liabilities                8,361,000        94,919,000      2,600,000        (11,681,000)          94,199,000

Revolving line of credit                        4,171,000                 -              -                               4,171,000
Liabilities subject to compromise                       -        80,677,000              -        (77,777,000) k                 -
                                                                                                   (2,900,000) l
Senior subordinated convertible
 pay-in-kind notes                              3,120,000                 -              -                               3,120,000
Junior subordinated convertible
 pay-in-kind notes                                      -                 -              -          4,900,000  f         4,900,000

Deferred rent                                   1,497,000                 -              -                               1,497,000

Capitalized lease obligations                           -                 -              -          1,802,000  l         1,802,000

Commitments and contingencies

Mandatorily redeemable preferred stock          2,636,000                 -              -                               2,636,000

Shareholders' equity
    Preferred stock                                                       -              -
       Series A                                                                                                                  -
       Series B                                 1,547,000                                                                1,547,000
       Series C                                 3,733,000                                                                3,733,000
       Series D                                 4,225,000                                                                4,225,000
       Series E                                                                                    11,919,000  d        11,919,000
       Series F                                                                                     3,996,000  a         3,996,000
       Series G                                                                                     5,500,000  e         5,500,000

    Common stock                               22,730,000           323,000              -           (323,000) k        22,730,000

    Paid in capital                            16,977,000       145,336,000                         3,245,000  h        44,045,000
                                                                                                    3,654,000  b
                                                                                         -       (145,336,000) k
                                                                                                   11,919,000  p
                                                                                                    3,850,000  q
                                                                                                    4,900,000  r
                                                                                                     (500,000) u

    Accumulated deficit                       (47,375,000)     (129,368,000)                       (3,654,000) b       (54,864,000)
                                                                                         -        129,368,000  k
                                                                                                   11,934,000  s
                                                                                                  (11,919,000) p
                                                                                                   (3,850,000) q

                                       -------------------  ---------------- --------------  -----------------     ----------------
       Total shareholders' equity               1,837,000        16,291,000              -         24,703,000           42,831,000
                                       -------------------  ---------------- --------------  -----------------     ----------------
                                             $ 21,622,000     $ 191,887,000    $ 2,600,000      $ (60,953,000)       $ 155,156,000

                                       ===================  ================ ==============  =================     ================
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                              The Right Start, Inc.
                     Notes to Unaudited Pro Forma Combined Financial Statements


 Note 1 - Basis of Presentation

      The unaudited pro forma combined balance sheet gives effect to the acquisitions of Zany Brainy, Inc. and Targoff-RS, LLC (operated as RightStart.com during the periods presented) as if these acquisitions had occurred as of August 4, 2001. Targoff_RS, LLC acquired the assets of RightStart.com on August 3,2001. The unaudited pro forma combined statement of operations assumes the acquisitions took place as of January 30, 2000, the beginning of fiscal year 2000.

      The actual acquisitions of Zany Brainy, Inc. and Targoff-RS, LLC closed on September 5, 2001. Therefore the actual purchase price allocation to the net assets acquired will be significantly different from the information presented in these pro forma financial statements.

     On a combined basis, the material transactions between Right Start, Inc. and RightStart.com Inc., namely the sale of merchandise and its related cost of goods sold to RightStart.com, have been eliminated by pro forma adjustment. The management service charges provided by Right Start, Inc. to RightStart.com Inc., reflected in general and administrative expense, eliminate in the combination of the two statements.

      Certain reclassifications to the Zany Brainy statement of operations have been made to conform the presentation to the Right Start's financial presentation. The most significant of the those reclassifications were: i) to move occupancy costs from cost of goods sold in the Zany Brainy statements to operating costs in the pro forma combined statement, ii) break out marketing and advertising expenses, pre-opening costs, general and administrative expense, and depreciation and amortization to separate line items from selling, general and administrative expenses on the Zany Brainy statements.

      These unaudited pro forma combined financial statements do not include the effects of the acquisition of FAO Schwarz by The Right Start, Inc. which was announced November 19, 2001. As part of the FAO acquisition, The Right Start agreed to issue preferred stock convertible into 5 million common shares, an $18 million four-year note, and to assume certain liabilities. This transaction is subject to regulatory approval and certain third party consents and is expected to close in January 2002.


Note 2 - Pro Forma Adjustments

      The pro forma adjustments are based on Right Start, Inc. (the "Company") management's preliminary estimates of the value of the tangible and intangible assets acquired. The actual allocation of the purchase price to the net assets acquired of Zany Brainy is expected to result in a bargain purchase. A valuation of the net assets acquired in the Targoff-RS, LLC acquisition will be conducted by a third-party appraisal company. As a result, the actual adjustments may differ materially from those presented in these unaudited pro forma combined financial statements. A change in the pro forma balance sheet adjustments of the purchase price for Targoff-RS, LLC would primarily result in a reallocation affecting the value assigned to tangible and intangible assets. The income statement effect of these changes will depend on the nature and amount of the assets or liabilities adjusted.
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Description of pro forma adjustments

Pro Forma Balance Sheet Adjustments

a)    Record the issuance of 1,800 shares of Series F Preferred Stock for Targoff-RS, LLC
b)    Record the beneficial conversion feature on Series F Preferred Stock
c)    Record legal and professional fees on the Targoff-RS, LLC acquisition
d)    Record the proceeds from the issuance of 11,918.815 shares of Series E Preferred Stock
e)    Record the proceeds from the issuance of 2,500 shares of Series G Preferred Stock
f)    Record the proceeds from the issuance of junior subordinated convertible pay-in-kind notes
g)    Record borrowings under Wells Fargo line of credit
h)    Record the issuance of 1.1 million shares of the Company's common stock
i)    Record amounts due to the Zany Brainy estate for the benefit of the unsecured creditors
j)    Accrue legal and professional fees related to Zany Brainy acquisition
k)    Eliminate liabilities subject to compromise and historical equity of Zany Brainy, Inc.
l)    Record assumed capital lease obligation
m)    Reduce Zany Brainy inventory carrying values for UNICAP to conform to Right Start's accounting method
n)    Record the payment of Debtor In Possession liabilities
o)    Accrue merger integration costs related to Zany Brainy
p)    Record the beneficial conversion feature of Series E Preferred Stock
q)    Record the beneficial conversion feature of Series G Preferred Stock
r)    Record the beneficial conversion feature of pay-in-kind notes
s)    Reduce long-term assets and intangibles to reflect bargain purchase of Zany Brainy assets
t)    Reduce inventory carrying amounts to estimated fair value for inventory liquidated
u)    Accrue estimated printing, legal and professional fees to register series E, F and G convertible preferred stock and 1,100,000 shares of common stock


Proforma Income Statement Adjustments

a)    Eliminate sales from the Right Start, Inc. to Rightstart.com
b)    Eliminate sales, cost of sales, operating expenses and depreciation and amortization for fifteen closed stores of Zany Brainy, Inc.
c) Eliminate Zany Brainy non-recurring expenses for payroll, rent and professional fees d) Eliminate write-off related to Zany Brainy Direct online store e) Record retention bonuses related to Zany Brainy, Inc.
f) Record additional travel expenses for Zany Brainy g) Record merger integration costs related to Zany Brainy, Inc.
h)    Adjust interest expense to reflect new borrowing levels and new credit agreement
i)    Record interest expense for new senior subordinated convertible pay-in-kind notes
j)    Adjust depreciation expense to reflect lower depreciable asset base
k)    Eliminate equity method of accounting on RightStart.com due to full consolidation of its operations
l)    Recognize beneficial conversion feature for Series E, F & G Preferred Stock
m)    Record issuance of shares in connection with acquisition of Zany Brainy, Inc.
n)    Eliminate merger integration costs related to Noodle Kidoodle
o)    Reverse tax provision
p)    Reverse Zany Brainy UNICAP capitalization to conform to Right Start's accounting method
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